                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): OCTOBER 19, 2000
                                                         ----------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)




            DELAWARE                                     1-12297                   22-3086739
            --------                                     -------                   ----------
(State or Other Jurisdiction of Incorporation)  (Commission File Number) (IRS Employer Identification Number)




     13400 OUTER DRIVE WEST                                                           48239
     ----------------------                                                           -----
          DETROIT, MI                                                           (Including Zip Code)
          -----------
(Address of Principal Executive
            Offices)



                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc., dated October 19, 2000

ITEM 9.  REGULATION FD DISCLOSURE

On October 19 2000, United Auto Group, Inc. issued a press release announcing its results for the third quarter of 2000. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2000       UNITED AUTO GROUP, INC.


                              By:   /s/ Robert H. Kurnick, Jr.
                                    --------------------------------
                                    ROBERT H. KURNICK, JR.
                              Its:  EXECUTIVE VICE PRESIDENT

                                  EXHIBIT INDEX


        EXHIBIT                   DESCRIPTION OF EXHIBIT                   SEQUENTIAL PAGE
        -------                   ----------------------                   ---------------
        NUMBER                                                                  NUMBER
        ------                                                                  ------
      EXHIBIT 99.1                 Press Release of United Auto Group,
                                   Inc., dated October 19, 2000